Other Current Liabilities (Detail) In Thousands	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Other Liabilities [Line Items]
Income taxes payable	$ 97,619	¥ 8,117,000	¥ 8,479,000
Payable for property, plant and equipment	72,291	6,011,000	4,824,000
Other	57,330	4,767,000	4,400,000
Accrued expenses and other current liabilities, Total	$ 227,240	¥ 18,895,000	¥ 17,703,000